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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED M
ANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number       811-22213
AlphaMark Investment Trust

 (Exact name of registrant as specified in charter)
250 Grandview Drive, Suite 175 Ft. Mitchell, Kentucky	41017
(Address of principal executive offices)	(Zip code)
Wade R. Bridge, Esq.
Ultimus Fund Solutions, LLC      225 Pictoria Drive, Suite 450      Cincinnati, Ohio 45246

(Name and address of agent for service)
Registrant's telephone number, including area code:  (859) 957-180 3
Date of fiscal year end:         August 31, 2014
Date of reporting period:       August 31, 2014
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.
AlphaMark Large Cap Growth Fund AlphaMark Small Cap Growth Fund Each a series of AlphaMark Investment Trust Annual Report August 31, 2014

ALPHAMARK INVESTMENT TRUST SHAREHOLDER LETTER September 30, 2014

Dear Shareholder:

The AlphaMark Funds’ (the “Funds”) investment philosophy is founded on an appreciation of risk. We attempt to identify for the Funds high quality companies with strong cash flows. This strategy is used to provide the potential for growth while acknowledging the inherent risks of the stock market. Over the last twelve months long term interest rates have unexpectedly fallen and have been one of the biggest drivers of stock market growth. Short term rates have remained at near zero levels prompting investors to take even bigger risks. Housing has not strengthened to the extent that investors had hoped and government spending has remained anemic. The bright spot in the economy has been employment and manufacturing. We have seen the unemployment rate drop to close to 6% and significant growth in domestic manufacturing. Some of the growth in manufacturing can be attributed to the weak dollar which favors exporting. The market is digesting the end of the Federal Reserve’s bond buying program and the reality that short term rates will be rising in the coming months. We expect investors’ appetite for risk will decrease as long and short term rates start to rise. We remain disciplined in our approach, never wavering from our core philosophy of seeking out quality companies that have growing cash flows, historical revenue and earnings growth and are currently exhibiting earnings growth momentum. We apply our proprietary valuation techniques to each of the stocks that we own for our Funds, buying only those stocks that represent what we believe to be an excellent value.

AlphaMark Large Cap Growth Fund

During the fiscal year ended August 31, 2014, the net asset value per share of the AlphaMark Large Cap Growth Fund (“AMLCX”) rose from $14.98 (adjusted for distributions) to $17.82, a total return of 29.59%. During this time, the S&P 500 Index and the Russell 1000 Growth Index gained 25.25% and 26.29%, respectively. Our discipline is to never let any of our holdings become so large that they present undue risk to the portfolio. In order to achieve this, we consistently trim gains from any of our positions that are doing well. The main contributors of gains in the AMLCX over the last 12 months came from the following sectors: Health Care (Mylan Laboratories +41%, Novo-Nordisk +44%), Consumer Staples (Keurig Green Mountain +68%), Industrials (Delta Airlines +48%, Flowserve +49%) and Energy (Continental Resources +78%, Tesoro +49%). The one stock that had a loss was NetEase with a -5% return. We continue to maintain a diversified portfolio across the various sectors of the economy. Historically, we have always sought out high quality companies that have earnings momentum. In our view, these types of companies are starting to be rewarded by the markets. In addition, our research tells us earnings momentum is starting to show improvement. We believe that the start of an earnings momentum rally is eminent. In our opinion, the market will respond favorably to those companies that are high quality and have exhibited earnings momentum.

As of August 31, 2014, AMLCX’s assets were diversified among 33 stock positions. Our five largest areas of investment were: Information Technology (21.8%), Health Care (18.1%), Consumer Discretionary (14.9%), Energy (11.7%), and Industrials (11.2%). Cash equivalents represented 0.6% of the Fund’s net assets.

As of August 31, 2014, AMLCX had net assets of $23.6 million.

AlphaMark Small Cap Growth Fund

During the fiscal year ended August 31, 2014, the net asset value per share of the AlphaMark Small Cap Growth Fund (“AMSCX”) grew from $14.44 (adjusted for distributions) to $16.64, a total return of 22.30%. During this time, the Russell 2000 Growth Index gained 17.30%. The main contributors of gains in the AMSCX over the last 12 months came from the following sectors: Industrials (Greenbrier Companies +101%), Consumer Discretionary (TAL Education Group +63%), Financials (BOFI Holdings +33%, HFF +43%, Credit Acceptance +18%) and Health Care (Auxilium Pharmaceuticals +73%, Depomed +41%). The main contributors of loss in the AMSCX are in the following sectors: Health Care (Cynosure -22%, Momenta Pharmaceuticals -13%) and Industrials (Cooper Tire & Rubber -22%) We continue to maintain a portfolio that is diversified across the various sectors of the economy.

As of August 31, 2014, AMSCX’s assets were invested among 26 stock positions. Our largest areas of investment were: Information Technology (22.2%), Consumer Discretionary (17.8%), and Health Care (18.1%), Industrials (14.6%) and Financials (14.0%). Cash equivalents represented 2.5% of the Fund’s net assets. We are confident that as we enter into a period of economic growth with a tilt towards earnings momentum, our investment philosophy and our disciplined approach to picking stocks will add value to the Fund.

As of August 31, 2014, AMSCX had net assets of $18.7 million.

In conclusion, no investment style will outperform every year. The nature of the market is change and volatility. Because the market has lowered expectations across the board, we believe that high quality companies that have consistently met or beat their earnings expectations will be rewarded over the coming months. We continually review current holdings for any weaknesses and make adjustments when necessary. There are still some headwinds in the economy, yet we are optimistic that high quality companies can still succeed. We look forward to providing you with Funds that will capture the momentum of high quality stocks as the economy recovers.

Sincerely,

Michael L. Simon
President and Chief Investment Officer
 AlphaMark Advisors, LLC

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

An investor should consider the investment objectives, risks, charges and expenses of the Funds carefully before investing. The Funds’ prospectus contains this and other important information. To obtain a copy of the Funds’ prospectus please call 1-866-420-3350 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Funds are distributed by Ultimus Fund Distributors, LLC.

The Letter to Shareholders seeks to describe some of the Advisor’s current opinions and views of the financial markets. Although the Advisor believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed.

ALPHAMARK LARGE CAP GROWTH FUND PERFORMANCE INFORMATION August 31, 2014 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment
in the AlphaMark Large Cap Growth Fund
versus the S&P 500® Index

Average Annual Total Returns (a) (for periods ended August 31, 2014)
	1 Year	5 Years	Since Inception*
AlphaMark Large Cap Growth Fund	29.59%	15.25%	15.49%
S&P 500® Index	25.25%	16.88%	15.80%

(a)	The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
*	Represents the period from the commencement of operations (October 31, 2008) through August 31, 2014.

ALPHAMARK SMALL CAP GROWTH FUND PERFORMANCE INFORMATION August 31, 2014 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment
in the AlphaMark Small Cap Growth Fund
 versus the Russell 2000 Growth Index

Average Annual Total Returns (a) (for periods ended August 31, 2014)
	1 Year	5 Years	Since Inception*
AlphaMark Small Cap Growth Fund	22.30%	17.06%	14.90%
Russell 2000 Growth Index	17.30%	18.29%	17.80%

(a)	The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
*	Represents the period from the commencement of operations (October 31, 2008) through August 31, 2014.

ALPHAMARK LARGE CAP GROWTH FUND PORTFOLIO INFORMATION August 31, 2014 (Unaudited)

Sector Diversification (% of Net Assets)

Top Ten Equity Holdings
Security Description	% of Net Assets
Continental Resources, Inc.	4.0%
Tesoro Corp.	4.0%
Gilead Sciences, Inc.	3.9%
Amgen, Inc.	3.8%
EOG Resources, Inc.	3.7%
Novo Nordisk A/S - ADR	3.6%
Keurig Green Mountain, Inc.	3.4%
Jazz Pharmaceuticals plc	3.4%
Mylan, Inc.	3.3%
IntercontinentalExchange, Inc.	3.3%

ALPHAMARK SMALL CAP GROWTH FUND PORTFOLIO INFORMATION August 31, 2014 (Unaudited)

Sector Diversification (% of Net Assets)

Top Ten Equity Holdings
Security Description	% of Net Assets
Momenta Pharmaceuticals, Inc.	7.0%
Universal Electronics, Inc.	4.2%
Cirrus Logic, Inc.	4.2%
MarketAxess Holdings, Inc.	4.1%
Depomed, Inc.	4.1%
Greenbrier Cos., Inc. (The)	4.1%
Astronics Corp.	4.0%
Natus Medical, Inc.	4.0%
Net 1 UEPS Technologies, Inc.	4.0%
TAL Education Group - ADR	4.0%

ALPHAMARK LARGE CAP GROWTH FUND SCHEDULE OF INVESTMENTS August 31, 2014

COMMON STOCKS — 99.4%	Shares	Value
Consumer Discretionary — 14.9%
Hotels, Restaurants & Leisure — 5.5%
McDonald's Corp.	6,204	$581,439
Starwood Hotels & Resorts Worldwide, Inc.	8,513	719,689
		1,301,128
Leisure Products — 3.3%
Polaris Industries, Inc.	5,280	767,606

Media — 2.9%
Discovery Communications, Inc. - Class A (a)	15,421	674,206

Specialty Retail — 3.2%
Ross Stores, Inc.	10,080	760,234

Consumer Staples — 6.1%
Food Products — 3.4%
Keurig Green Mountain, Inc.	6,010	801,253

Personal Products — 2.7%
Estée Lauder Cos., Inc. (The) - Class A	8,298	637,535

Energy — 11.7%
Oil, Gas & Consumable Fuels — 11.7%
Continental Resources, Inc. (a)	5,910	953,224
EOG Resources, Inc.	8,028	882,117
Tesoro Corp.	14,380	930,961
		2,766,302
Financials — 6.4%
Consumer Finance — 3.1%
American Express Co.	8,164	731,086

Diversified Financial Services — 3.3%
IntercontinentalExchange, Inc.	4,065	768,285

Health Care — 18.0%
Biotechnology — 7.7%
Amgen, Inc.	6,443	898,025
Gilead Sciences, Inc. (a)	8,646	930,137
		1,828,162

See accompanying notes to financial statements.

ALPHAMARK LARGE CAP GROWTH FUND SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 99.4% (Continued)	Shares	Value
Health Care — 18.0% (Continued)
Pharmaceuticals — 10.3%
Jazz Pharmaceuticals plc (a)	4,855	$790,977
Mylan, Inc. (a)	15,982	776,725
Novo Nordisk A/S - ADR	18,705	859,682
		2,427,384
Industrials — 11.2%
Airlines — 3.1%
Delta Air Lines, Inc.	18,475	731,241

Commercial Services & Supplies — 2.8%
Waste Management, Inc.	14,090	661,807

Electrical Equipment — 2.6%
Rockwell Automation, Inc.	5,220	608,704

Machinery — 2.7%
Flowserve Corp.	8,390	636,717

Information Technology — 21.8%
Electronic Equipment, Instruments & Components — 2.6%
Amphenol Corp. - Class A	6,088	627,125

Internet Software & Services — 2.5%
Akamai Technologies, Inc. (a)	9,683	585,047

Semiconductors & Semiconductor Equipment — 5.4%
Broadcom Corp. - Class A	15,560	612,753
Cirrus Logic, Inc. (a)	27,737	670,680
		1,283,433
Software — 5.5%
Open Text Corp.	12,050	677,572
Oracle Corp.	14,812	615,142
		1,292,714
Technology Hardware, Storage & Peripherals — 5.8%
Apple, Inc.	7,189	736,873
EMC Corp.	21,055	621,754
		1,358,627
Materials — 4.1%
Chemicals — 2.0%
Eastman Chemical Co.	5,920	488,222

See accompanying notes to financial statements.

ALPHAMARK LARGE CAP GROWTH FUND SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 99.4% (Continued)	Shares	Value
Materials — 4.1% (Continued)
Containers & Packaging — 2.1%
Packaging Corp. of America	7,209	$490,140

Telecommunication Services — 5.2%
Diversified Telecommunication Services — 5.2%
CenturyLink, Inc.	16,475	675,310
Verizon Communications, Inc.	11,181	557,038
		1,232,348

Total Common Stocks (Cost $15,125,241)		$23,459,306

MONEY MARKET FUNDS — 0.5%	Shares	Value
Fidelity Institutional Money Market Portfolio - Select Class, 0.01% (b)	84,808	$84,808
Invesco Liquid Assets Portfolio (The) - Institutional Class, 0.06% (b)	28,270	28,270
Total Money Market Funds (Cost $113,078)		$113,078

Total Investments at Value — 99.9% (Cost $15,238,319)		$23,572,384

Other Assets in Excess of Liabilities — 0.1%		18,161

Net Assets — 100.0%		$23,590,545

ADR - American Depositary Receipt.
(a)	Non-income producing security.
(b)	The rate shown is the 7-day effective yield as of August 31, 2014.
See accompanying notes to financial statements.

ALPHAMARK SMALL CAP GROWTH FUND SCHEDULE OF INVESTMENTS August 31, 2014

COMMON STOCKS — 97.5%	Shares	Value
Consumer Discretionary — 17.8%
Diversified Consumer Services — 4.0%
TAL Education Group - ADR (a)	21,740	$743,508

Hotels, Restaurants & Leisure — 3.3%
Multimedia Games Holding Co., Inc. (a)	22,144	615,825

Household Durables — 6.9%
Helen of Troy Ltd. (a)	8,433	490,969
Universal Electronics, Inc. (a)	14,500	792,715
		1,283,684
Specialty Retail — 3.6%
Genesco, Inc. (a)	8,581	680,473

Consumer Staples — 3.3%
Personal Products — 3.3%
Inter Parfums, Inc.	20,064	611,150

Energy — 7.5%
Energy Equipment & Services — 3.6%
Basic Energy Services, Inc. (a)	27,950	676,670

Oil, Gas & Consumable Fuels — 3.9%
Global Partners, LP	16,850	725,898

Financials — 14.0%
Capital Markets — 3.3%
HFF, Inc. - Class A	20,371	611,130

Consumer Finance — 3.2%
Credit Acceptance Corp. (a)	4,925	606,957

Diversified Financial Services — 4.1%
MarketAxess Holdings, Inc.	13,050	768,906

Thrifts & Mortgage Finance — 3.4%
BofI Holding, Inc. (a)	8,207	631,857

See accompanying notes to financial statements.

ALPHAMARK SMALL CAP GROWTH FUND SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 97.5% (Continued)	Shares	Value
Health Care — 18.1%
Biotechnology — 7.0%
Momenta Pharmaceuticals, Inc. (a)	110,309	$1,300,543

Health Care Equipment & Supplies — 7.0%
Accuray, Inc. (a)	68,400	556,776
Natus Medical, Inc. (a)	26,700	750,537
		1,307,313
Pharmaceuticals — 4.1%
Depomed, Inc. (a)	49,700	762,895

Industrials — 14.6%
Aerospace & Defense — 4.0%
Astronics Corp. (a)	12,000	752,880

Air Freight & Logistics — 3.0%
Echo Global Logistics, Inc. (a)	21,700	563,332

Electrical Equipment — 3.5%
Belden, Inc.	8,882	649,008

Machinery — 4.1%
Greenbrier Cos., Inc. (The)	10,556	754,965

Information Technology — 22.2%
Electronic Equipment, Instruments & Components — 3.5%
Hollysys Automation Technologies Ltd. (a)	30,000	662,100

Internet Software & Services — 4.0%
Vistaprint N.V. (a)	15,300	738,684

Semiconductors & Semiconductor Equipment — 4.2%
Cirrus Logic, Inc. (a)	32,160	777,629

Software — 10.5%
Bottomline Technologies (de), Inc. (a)	19,281	542,953
Monotype Imaging Holdings, Inc.	23,117	679,408
Net 1 UEPS Technologies, Inc. (a)	60,700	744,182
		1,966,543

Total Common Stocks (Cost $15,002,954)		$18,191,950

See accompanying notes to financial statements.

ALPHAMARK SMALL CAP GROWTH FUND SCHEDULE OF INVESTMENTS (Continued)

MONEY MARKET FUNDS — 2.6%	Shares	Value
Fidelity Institutional Money Market Portfolio - Select Class, 0.01% (b)	368,844	$368,844
Invesco Liquid Assets Portfolio (The) - Institutional Class, 0.06% (b)	122,919	122,919
Total Money Market Funds (Cost $491,763)		$491,763

Total Investments at Value — 100.1% (Cost $15,494,717)		$18,683,713

Liabilities in Excess of Other Assets — (0.1%)		(13,544)

Net Assets — 100.0%		$18,670,169

ADR - American Depositary Receipt.
(a)	Non-income producing security.
(b)	The rate shown is the 7-day effective yield as of August 31, 2014.
See accompanying notes to financial statements.

ALPHAMARK INVESTMENT TRUST STATEMENTS OF ASSETS AND LIABILITIES August 31, 2014

	AlphaMark Large Cap Growth Fund	AlphaMark Small Cap Growth Fund
ASSETS
Investments in securities:
At acquisition cost	$15,238,319	$15,494,717
At value (Note 2)	$23,572,384	$18,683,713
Dividends receivable	37,005	14
Other assets	3,180	3,271
TOTAL ASSETS	23,612,569	18,686,998

LIABILITIES
Accrued advisory fees (Note 4)	13,354	8,264
Payable to administrator (Note 4)	5,690	5,650
Other accrued expenses	2,980	2,915
TOTAL LIABILITIES	22,024	16,829

NET ASSETS	$23,590,545	$18,670,169

Net assets consist of:
Paid-in capital	$12,807,401	$11,770,175
Undistributed net investment income	8,107	36,538
Undistributed net realized gains from security transactions	2,440,972	3,674,460
Net unrealized appreciation on investments	8,334,065	3,188,996
NET ASSETS	$23,590,545	$18,670,169

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	1,323,884	1,122,229

Net asset value, offering price and redemption price per share (a) (Note 2)	$17.82	$16.64

(a)	Redemption price varies based on length of time shares are held.
See accompanying notes to financial statements.

ALPHAMARK INVESTMENT TRUST STATEMENTS OF OPERATIONS For the Year Ended August 31, 2014

	AlphaMark Large Cap Growth Fund	AlphaMark Small Cap Growth Fund
INVESTMENT INCOME
Dividend income	$326,948	$190,275
Foreign withholding taxes on dividends	(6,170)	—
TOTAL INVESTMENT INCOME	320,778	190,275

EXPENSES
Investment advisory fees (Note 4)	208,448	184,934
Distribution fees (Note 4)	52,112	46,233
Fund accounting fees (Note 4)	32,075	31,842
Administration fees (Note 4)	24,000	24,000
Professional fees	22,448	22,448
Transfer agent fees (Note 4)	12,000	12,000
Registration and filing fees	10,050	11,179
Custody and bank service fees	10,052	9,826
Insurance expense	9,919	9,619
Trustees' fees and expenses (Note 4)	6,050	6,050
Compliance service fees (Note 4)	6,000	6,000
Printing of shareholder reports	3,840	4,613
Postage and supplies	2,576	2,850
Other expenses	5,124	4,994
TOTAL EXPENSES	404,694	376,588
Fee reductions by the Advisor (Note 4)	(92,023)	(99,188)
NET EXPENSES	312,671	277,400

NET INVESTMENT INCOME (LOSS)	8,107	(87,125)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains from security transactions	2,928,432	4,587,300
Net change in unrealized appreciation/ depreciation on investments	2,493,601	(736,529)
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	5,422,033	3,850,771

NET INCREASE IN NET ASSETS FROM OPERATIONS	$5,430,140	$3,763,646

See accompanying notes to financial statements.

ALPHAMARK LARGE CAP GROWTH FUND STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended August 31, 2014	Year Ended August 31, 2013
FROM OPERATIONS
Net investment income (loss)	$8,107	$(10,592)
Net realized gains from security transactions	2,928,432	1,642,588
Net change in unrealized appreciation/ depreciation on investments	2,493,601	1,652,527
Net increase in net assets from operations	5,430,140	3,284,523

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains	(1,675,247)	(1,516,250)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	4,418,328	4,002,289
Net asset value of shares issued in reinvestment of distributions to shareholders	1,675,247	1,516,250
Proceeds from redemption fees collected (Note 2)	45	2,004
Payments for shares redeemed	(5,116,421)	(5,544,974)
Net increase (decrease) in net assets from capital share transactions	977,199	(24,431)

TOTAL INCREASE IN NET ASSETS	4,732,092	1,743,842

NET ASSETS
Beginning of year	18,858,453	17,114,611
End of year	$23,590,545	$18,858,453

UNDISTRIBUTED NET INVESTMENT INCOME	$8,107	$—

CAPITAL SHARE ACTIVITY
Shares sold	278,314	288,100
Shares reinvested	106,365	118,735
Shares redeemed	(319,861)	(391,391)
Net increase in shares outstanding	64,818	15,444
Shares outstanding at beginning of year	1,259,066	1,243,622
Shares outstanding at end of year	1,323,884	1,259,066

See accompanying notes to financial statements.

ALPHAMARK SMALL CAP GROWTH FUND STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended August 31, 2014	Year Ended August 31, 2013
FROM OPERATIONS
Net investment loss	$(87,125)	$(53,548)
Net realized gains from security transactions	4,587,300	555,869
Net realized losses from option contracts (Note 2)	—	(8,616)
Net change in unrealized appreciation/ depreciation on investments	(736,529)	1,661,774
Net increase in net assets from operations	3,763,646	2,155,479

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains	(1,096,399)	(1,839,580)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	1,509,740	4,692,169
Net asset value of shares issued in reinvestment of distributions to shareholders	1,096,399	1,839,580
Proceeds from redemption fees collected (Note 2)	130	1,261
Payments for shares redeemed	(5,759,762)	(5,372,967)
Net increase (decrease) in net assets from capital share transactions	(3,153,493)	1,160,043

TOTAL INCREASE (DECREASE) IN NET ASSETS	(486,246)	1,475,942

NET ASSETS
Beginning of year	19,156,415	17,680,473
End of year	$18,670,169	$19,156,415

ACCUMULATED NET INVESTMENT INCOME (LOSS)	$36,538	$(53,548)

CAPITAL SHARE ACTIVITY
Shares sold	95,938	330,604
Shares reinvested	69,480	140,319
Shares redeemed	(369,490)	(380,383)
Net increase (decrease) in shares outstanding	(204,072)	90,540
Shares outstanding at beginning of year	1,326,301	1,235,761
Shares outstanding at end of year	1,122,229	1,326,301

See accompanying notes to financial statements.

ALPHAMARK LARGE CAP GROWTH FUND FINANCIAL HIGHLIGHTS Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended August 31, 2014	Year Ended August 31, 2013	Year Ended August 31, 2012	Year Ended August 31, 2011	Year Ended August 31, 2010
Net asset value at beginning of year	$14.98	$13.76	$12.60	$11.19	$11.37

Income (loss) from investment operations:
Net investment income (loss)	0.01	(0.01)	(0.01)	(0.04)	(0.04)
Net realized and unrealized gains (losses) on investments	4.24	2.45	1.70	1.86	(0.03)
Total from investment operations	4.25	2.44	1.69	1.82	(0.07)

Less distributions:
From net realized gains	(1.41)	(1.22)	(0.53)	(0.41)	(0.11)

Proceeds from redemption fees collected (Note 2)	0.00 (a)	0.00 (a)	0.00 (a)	0.00 (a)	—

Net asset value at end of year	$17.82	$14.98	$13.76	$12.60	$11.19

Total return (b)	29.59%	19.29%	14.03%	16.15%	(0.69%)

Net assets at end of year (000’s)	$23,591	$18,858	$17,115	$15,856	$12,009

Ratio of total expenses to average net assets	1.94%	2.03%	2.11%	2.08%	2.32%

Ratio of net expenses to average net assets (c)	1.50%	1.50%	1.50%	1.50%	1.50%

Ratio of net investment income (loss) to average net assets (c)	0.04%	(0.06%)	(0.08%)	(0.35%)	(0.32%)

Portfolio turnover rate	30%	40%	52%	47%	30%

(a)	Amount rounds to less than $0.01 per share.
(b)
Total return is a measure of the change in value of an investment in the Fund over the year covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Ratio was determined after advisory fee reductions and/or expense reimbursements (Note 4).
See accompanying notes to financial statements.

ALPHAMARK SMALL CAP GROWTH FUND FINANCIAL HIGHLIGHTS Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended August 31, 2014	Year Ended August 31, 2013	Year Ended August 31, 2012	Year Ended August 31, 2011	Year Ended August 31, 2010
Net asset value at beginning of year	$14.44	$14.31	$14.05	$11.40	$10.23

Income (loss) from investment operations:
Net investment loss	(0.08)	(0.04)	(0.11)	(0.12)	(0.11)
Net realized and unrealized gains on investments	3.25	1.73	1.70	3.29	1.28
Total from investment operations	3.17	1.69	1.59	3.17	1.17

Less distributions:
From net realized gains	(0.97)	(1.56)	(1.33)	(0.52)	—

Proceeds from redemption fees collected (Note 2)	0.00 (a)	0.00 (a)	0.00 (a)	0.00 (a)	—

Net asset value at end of year	$16.64	$14.44	$14.31	$14.05	$11.40

Total return (b)	22.30%	12.88%	12.02%	27.52%	11.44%

Net assets at end of year (000’s)	$18,670	$19,156	$17,680	$15,540	$10,729

Ratio of total expenses to average net assets	2.04%	2.03%	2.07%	2.14%	2.55%

Ratio of net expenses to average net assets (c)	1.50%	1.50%	1.50%	1.50%	1.50%

Ratio of net investment loss to average net assets (c)	(0.47%)	(0.28%)	(0.77%)	(0.86%)	(1.07%)

Portfolio turnover rate	99%	113%	117%	111%	73%

(a)	Amount rounds to less than $0.01 per share.
(b)
Total return is a measure of the change in value of an investment in the Fund over the year covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Ratio was determined after advisory fee reductions and/or expense reimbursements (Note 4).
See accompanying notes to financial statements.

ALPHAMARK INVESTMENT TRUST NOTES TO FINANCIAL STATEMENTS August 31, 2014

1. Organization

AlphaMark Large Cap Growth Fund and AlphaMark Small Cap Growth Fund (individually, a “Fund” and collectively, the “Funds”) are each a no-load series of AlphaMark Investment Trust (the “Trust”), an open-end management investment company established as an Ohio business trust under a Declaration of Trust dated June 24, 2008. The public offering of shares of the Funds commenced on October 31, 2008.

The investment objective of each Fund is long-term growth of capital. AlphaMark Large Cap Growth Fund is a diversified fund and AlphaMark Small Cap Fund is a non-diversified fund.

2. Significant Accounting Policies

The following is a summary of the Funds’ significant accounting policies. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Securities valuation – The Funds’ portfolio securities are valued as of the close of business of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities which are traded on stock exchanges are valued on the basis of their last sales prices on the exchanges on which they are primarily traded, or, if not traded on a particular day, at the closing bid price. Securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price or, if not traded on a particular day, at the last bid price as reported by NASDAQ. Securities traded in the over-the-counter market are valued at the last sale price, if available, otherwise, at the mean of the closing bid and ask prices. Options traded on national securities exchanges are valued at the last quoted sale price or, in the absence of a sale, at the mean of their closing bid and ask prices. Securities and other assets for which market quotations are not readily available or are considered to be unreliable due to significant market or other events are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees and will be classified as Level 2 or 3 within the fair value hierarchy (see below), depending on the inputs used.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

ALPHAMARK INVESTMENT TRUST NOTES TO FINANCIAL STATEMENTS (Continued)

Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs

Level 3 – significant unobservable inputs

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value the Funds’ investments by security type, as of August 31, 2014:

AlphaMark Large Cap Growth Fund
	Level 1	Level 2	Level 3	Total
Common Stocks	$23,459,306	$—	$—	$23,459,306
Money Market Funds	113,078	—	—	113,078
Total	$23,572,384	$—	$—	$23,572,384

AlphaMark Small Cap Growth Fund
	Level 1	Level 2	Level 3	Total
Common Stocks	$18,191,950	$—	$—	$18,191,950
Money Market Funds	491,763	—	—	491,763
Total	$18,683,713	$—	$—	$18,683,713

See each Fund’s Schedule of Investments for a listing of the common stocks by industry type.

The Funds did not have any transfers in and out of any Level as of August 31, 2014. The Funds did not hold any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of August 31, 2014. It is the Funds’ policy to recognize transfers into and out of any Level at the end of the reporting period.

ALPHAMARK INVESTMENT TRUST NOTES TO FINANCIAL STATEMENTS (Continued)

Share valuation – The net asset value per share of each Fund is calculated daily by dividing the total value of each Fund’s assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share, except that shares of the Funds are subject to a redemption fee of 1.5%, payable to the applicable Fund, if redeemed within sixty days of the date of purchase. During the years ended August 31, 2014 and August 31, 2013, proceeds from redemption fees totaled $45 and $2,004, respectively, for AlphaMark Large Cap Growth Fund and $130 and $1,261, respectively, for AlphaMark Small Cap Growth Fund.

Security transactions and investment income – Security transactions are accounted for on trade date. Gains and losses on securities sold are determined on a specific identification basis. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Expenses – Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund. Expenses which are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable.

Distributions to shareholders – Dividends arising from net investment income and distributions of net realized capital gains, if any, are declared and paid annually in December. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from GAAP. The Funds may utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction for income tax purposes. Dividends and distributions to shareholders are recorded on the ex-dividend date.

The tax character of distributions paid to shareholders of the Funds during the years ended August 31, 2014 and August 31, 2013 was as follows:

	Years Ended	Ordinary Income	Long-Term Capital Gains	Total Distributions
AlphaMark Large Cap Growth Fund	8/31/14	$245,632	$1,429,615	$1,675,247
	8/31/13	$11,779	$1,504,471	$1,516,250
AlphaMark Small Cap Growth Fund	8/31/14	$307,314	$789,085	$1,096,399
	8/31/13	$249,033	$1,590,547	$1,839,580

ALPHAMARK INVESTMENT TRUST NOTES TO FINANCIAL STATEMENTS (Continued)

Options transactions — The Funds may engage in option transactions involving individual stocks for the purpose of seeking to generate return. An option involves the right or the obligation to buy or sell a specific security at a specific price until the expiration date of the option. When a Fund purchases an option on a security, the Fund pays the seller a premium for the right granted but is not obligated to buy or sell the underlying security. Premiums paid to buy options which expire are treated as realized losses. Premiums paid to buy options which are exercised increase the cost of the underlying security purchased or decrease the gain or loss realized on the sale of the underlying security. If a closing sale transaction is used to terminate a Fund’s obligation on a purchased option, a gain or loss will be realized, depending upon whether the price of the closing sale transaction is more or less than the premium previously paid on the purchased option. When a Fund writes an option on a security, a premium is received and is recorded as a liability. The written option is subsequently valued daily at the closing price on its primary exchange. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised increase the proceeds used to calculate the realized gain or loss on the sale of the security. If a closing purchase transaction is used to terminate a Fund’s obligation on a call option, a gain or loss will be realized, depending upon whether the price of the closing purchase transaction is more or less than the premium previously received on the call option written.

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax – Each Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986 (the “Code”). Qualification generally will relieve each Fund of liability for federal income taxes to the extent 100% of their net investment income and net realized gains are distributed in accordance with the Code. Accordingly, no provision for income tax has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

ALPHAMARK INVESTMENT TRUST NOTES TO FINANCIAL STATEMENTS (Continued)

The following is computed on a tax basis for each item as of August 31, 2014:

	AlphaMark Large Cap Growth Fund	AlphaMark Small Cap Growth Fund
Tax cost of portfolio investments	$15,239,396	$15,400,997
Gross unrealized appreciation	$8,462,536	$3,778,990
Gross unrealized depreciation	(129,548)	(496,273)
Net unrealized appreciation	8,332,988	3,282,717
Undistributed ordinary income	54,318	995,615
Undistributed long-term gains	2,395,838	2,691,690
Qualified late year ordinary losses	—	(70,028)
Total distributable earnings	$10,783,144	$6,899,994

The difference between the federal income tax cost of portfolio investments and the financial statement cost for each Fund is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are due to the tax deferral of losses on wash sales, and adjustments to basis on publicly traded partnerships.

Net qualified late year losses, incurred after December 31, 2013 and within the taxable year, are deemed to arise on the first day of the Funds’ next taxable year. For the year ended August 31, 2014, AlphaMark Small Cap Growth Fund intends to defer $70,028 of late year ordinary losses to September 1, 2014 for federal tax purposes.

For the year ended August 31, 2014, AlphaMark Small Cap Growth Fund reclassified $177,211 of net investment loss against paid-in capital and undistributed net realized gains from security transactions on the Statements of Assets and Liabilities by $782 and $176,429, respectively. Such reclassification, the result of permanent differences between financial statement and income tax reporting requirements, had no effect on the Fund’s net assets or net asset value per share.

For the year ended August 31, 2014, AlphaMark Small Cap Growth Fund reclassified $70,579 of undistributed net realized gains from security transactions against paid-in capital on the Statements of Assets and Liabilities due to permanent differences in the recognition of capital gains and losses under income tax regulations and GAAP. These differences are primarily due to the utilization of earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction for income tax purposes. Such reclassification had no effect on the Fund’s net assets or net asset value per share.

ALPHAMARK INVESTMENT TRUST NOTES TO FINANCIAL STATEMENTS (Continued)

The Funds recognize the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the Funds’ tax positions and concluded that no provision for unrecognized tax benefits or expenses should be recorded related to uncertain tax positions taken in the Funds’ current tax year and in the Funds’ tax returns for all open tax years (tax years ended August 31, 2011 through August 31, 2014). During the year ended August 31, 2014, the Funds did not incur any interest or penalties. Generally, tax authorities can examine tax returns filed during the last three years. Each Fund identifies its major tax jurisdiction as U.S. Federal.

3. Investment Transactions

During the year ended August 31, 2014, cost of purchases and proceeds from sales of investment securities, other than short-term investments and U.S. government securities, were as follows:

	AlphaMark Large Cap Growth Fund	AlphaMark Small Cap Growth Fund
Cost of purchases of investment securities	$6,061,609	$17,786,152
Proceeds from sales of investment securities	$6,826,229	$22,091,191

4. Transactions with Related Parties

The President of AlphaMark Advisors, LLC (the “Advisor”), the investment advisor to the Funds, is also the President and a Trustee of the Trust. Certain other officers of the Trust are also officers of the Advisor, or of Ultimus Fund Solutions, LLC (“Ultimus”), the Funds’ administrator, transfer agent, and fund accounting agent, and Ultimus Fund Distributors, LLC, the Funds’ principal underwriter and an affiliate of Ultimus.

Trustees and officers affiliated with the Advisor or Ultimus are not compensated by the Trust for their services. Each Trustee who is not an interested person of the Trust receives an annual retainer of $2,000 and a fee of $500 for each Board meeting attended, plus reimbursement of travel and other expenses incurred in attending meetings.

The Chief Compliance Officer (the “CCO”) of the Trust is an employee of the Advisor. Each Fund reimburses the Advisor $6,000 annually for the services provided by the CCO to the Trust.

ALPHAMARK INVESTMENT TRUST NOTES TO FINANCIAL STATEMENTS (Continued)

INVESTMENT ADVISORY AGREEMENT
Under the terms of Investment Advisory Agreements between the Trust and the Advisor, the Advisor serves as the investment advisor to the Funds. Each Fund pays the Advisor an investment advisory fee computed at the annual rate of 1.00% of its average daily net assets.

The Advisor has contractually agreed, until at least December 31, 2015, to reduce its investment advisory fees and to reimburse other Fund operating expenses to the extent necessary to limit each Fund’s annual ordinary operating expenses (excluding brokerage costs, taxes, interest, acquired fund fees and expenses and extraordinary expenses) to 1.50% of its average daily net assets. Pursuant to this agreement, the Advisor reduced its fees by $92,023 and $99,188 with respect to AlphaMark Large Cap Growth Fund and AlphaMark Small Cap Growth Fund, respectively, during the year ended August 31, 2014. Any such fee reductions and expense reimbursements by the Advisor are subject to repayment by the Funds, provided that the repayment does not cause a Fund’s ordinary operating expenses to exceed the 1.50% expense limit, and provided further that the fees and expenses which are the subject of the repayment were incurred within three years of the repayment. As of August 31, 2014, the Advisor may in the future recover fee reductions and expense reimbursements totaling $289,344 and $297,997 from AlphaMark Large Cap Growth Fund and AlphaMark Small Cap Growth Fund, respectively. The Advisor may recover these amounts no later than the dates stated below:

	AlphaMark Large Cap Growth Fund	AlphaMark Small Cap Growth Fund
August 31, 2015	$98,308	$98,929
August 31, 2016	99,013	99,880
August 31, 2017	92,023	99,188
	$289,344	$297,997

During the year ended August 31, 2014, recoupable expense reimbursements expired for AlphaMark Large Cap Growth Fund and AlphaMark Small Cap Growth Fund, respectively.

OTHER SERVICE PROVIDERS
Ultimus provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Funds. For these services, the Funds pay Ultimus fees in accordance with the terms of such service agreements. In addition, each Fund pays out-of-pocket expenses including, but not limited to postage, supplies and costs of pricing the Funds’ portfolio securities.

ALPHAMARK INVESTMENT TRUST NOTES TO FINANCIAL STATEMENTS (Continued)

DISTRIBUTION PLAN
The Trust has adopted a plan of distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”) which allows the Funds to incur expenses related to the distribution of the Funds’ shares. The annual fees payable under the Plan may not exceed an amount equal to 0.25% of each Fund’s average daily net assets. During the year ended August 31, 2014, the total expenses incurred pursuant to the Plan were $52,112 and $46,233 for AlphaMark Large Cap Growth Fund and AlphaMark Small Cap Growth Fund, respectively.

5. Beneficial Ownership

As of August 31, 2014, Charles Schwab & Co., Inc., for the benefit of its customers, owned of record 96% and 98% of the outstanding shares of AlphaMark Large Cap Growth Fund and AlphaMark Small Cap Growth Fund, respectively.

6. Derivatives Transactions

The Funds did not engage in any transactions in derivatives during the year ended August 31, 2014.

7. Contingencies and Commitments

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

8. Subsequent Events

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

ALPHAMARK INVESTMENT TRUST REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
 AlphaMark Investment Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of AlphaMark Investment Trust, comprising AlphaMark Large Cap Growth Fund and AlphaMark Small Cap Growth Fund (the “Funds”) as of August 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2014, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting AlphaMark Investment Trust, as of August 31, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Cleveland, Ohio
 October 23, 2014

ALPHAMARK INVESTMENT TRUST
ABOUT YOUR FUNDS’ EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution (12b-1) fees and other operating expenses. These ongoing costs, which are deducted from each Fund’s gross income, directly reduce the investment return of the Funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (March 1, 2014 – August 31, 2014).

The table below illustrates each Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Funds’ ongoing costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Funds’ actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not impose any sales loads. However, a redemption fee of 1.5% is applied on the sale of shares redeemed within sixty days of the date of purchase. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

ALPHAMARK INVESTMENT TRUST ABOUT YOUR FUNDS’ EXPENSES (Unaudited) (Continued)

More information about the Funds’ expenses, including annual expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds’ prospectus.

AlphaMark Large Cap Growth Fund

	Beginning Account Value March 1, 2014	Ending Account Value August 31, 2014	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,089.90	$7.90
Based on Hypothetical 5% Return	$1,000.00	$1,017.64	$7.63

*
Expenses are equal to AlphaMark Large Cap Growth Fund’s annualized expense ratio of 1.50% for the period, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

AlphaMark Small Cap Growth Fund

	Beginning Account Value March 1, 2014	Ending Account Value August 31, 2014	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,037.40	$7.70
Based on Hypothetical 5% Return	$1,000.00	$1,017.64	$7.63

*
Expenses are equal to AlphaMark Small Cap Growth Fund’s annualized expense ratio of 1.50% for the period, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

ALPHAMARK INVESTMENT TRUST BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

The Board of Trustees has overall responsibility for management of the Trust’s affairs. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Trust:

Interested Trustee
Name, Year of Birth & Address	Position(s) Held with the Trust	Term of Office & Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen by Trustee	Directorships of Public Companies Held by Trustee
*Michael L. Simon (1967) 250 Grandview Drive Suite 175 Fort Mitchell, KY 41017	President and Trustee	Since July, 2008	Founder, President and Chief Investment Officer of the Advisor.	2	None
Independent Trustees
John W. Hopper, Jr. (1960) 250 Grandview Drive Suite 175 Fort Mitchell, KY 41017	Chairman and Trustee	Since September, 2008	Managing Director of Link-age Ventures (a venture fund focused on the senior living space) from November 2013 to present; Chief Investment Officer of the Ziegler Link-Age Longevity Fund, L.P. (a private equity fund focused on the senior living space) from February 2014 to present; Partner of Silverstone Advisors, LLC (a boutique investment banking and consulting firm) from 2008 to November 2013	2	None

ALPHAMARK INVESTMENT TRUST
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
 (Unaudited) (Continued)

Name, Year of Birth & Address	Position(s) Held with the Trust	Term of Office & Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen by Trustee	Directorships of Public Companies Held by Trustee
C. Christopher Muth (1955) 250 Grandview Drive Suite 175 Fort Mitchell, KY 41017	Trustee	Since September, 2008	Partner of Dinsmore & Shohl LLP (law firm); prior to April, 2010, member of Greenebaum Doll & McDonald PLLC (law firm).	2	None
T. Brian Brockhoff (1964) 250 Grandview Drive Suite 175 Fort Mitchell, KY 41017	Trustee	Since September, 2008	Principal of Bailey Capital Partners, Inc. (mortgage bankers).	2	None

*	Mr. Simon, as an affiliated person of the Advisor, is considered an “interested person” of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

ALPHAMARK INVESTMENT TRUST BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Executive Officers
Name, Year of Birth & Address	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Christian A. Lucas (1972) 250 Grandview Drive Suite 175 Fort Mitchell, KY 41017	Vice President	Since July, 2008	Member/Owner of the Advisor.
Anne M. Haggerty (1961) 250 Grandview Drive Suite 175 Fort Mitchell, KY 41017	Chief Compliance Officer	Since March, 2009	Director of Operations and Chief Compliance Officer of the Advisor.
Robert G. Dorsey (1957) 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246	Vice President	Since July, 2008	Managing Director of Ultimus and UFD.
Theresa M. Bridge (1969) 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246	Treasurer	Since July, 2013	Vice President and Director of Fund Accounting of Ultimus.
Wade R. Bridge (1968) 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246	Secretary	Since July, 2011	Director of Administration of Ultimus and UFD.

Additional information about members of the Board of Trustees and executive officers is available in the Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call 1-866-420-3350.

ALPHAMARK INVESTMENT TRUST
OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Funds use to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-866-420-3350, or on the SEC’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-866-420-3350, or on the SEC’s website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Funds with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. These filings are available upon request by calling 1-866-420-3350. Furthermore, you may obtain a copy of these filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

ALPHAMARK INVESTMENT TRUST APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Unaudited)

The Board of Trustees, including the Independent Trustees voting separately, have reviewed and approved the continuance of the Investment Advisory Agreements with the Advisor for the AlphaMark Large Cap Growth Fund (the “Large Cap Fund”) and the AlphaMark Small Cap Growth Fund (the “Small Cap Fund”, and together with the Large Cap Fund, the “Funds”). These approvals took place at an in-person meeting held on July 24, 2014, at which a majority of the Independent Trustees were present.

The Trustees were advised by independent counsel of their fiduciary obligations in approving the Investment Advisory Agreements and the Trustees requested such information from the Advisor as they deemed reasonably necessary to evaluate the terms of such Agreements and whether such Agreements continue to be in the best interests of the Funds and their shareholders. The Trustees reviewed the factors which are considered pertinent in reaching an informed business judgment concerning the continuance of the Investment Advisory Agreements, including: (i) the nature, quantity and quality of the services provided under the Investment Advisory Agreements; (ii) the investment performance of the Funds and the Advisor; (iii) the cost of services provided and the profits realized by the Advisor and any affiliates from their relationships with the Funds and the financial strength of the Advisor; (iv) the extent to which the Advisor realizes economies of scale as a Fund grows larger; (v) whether fee levels reflect such economies of scale for the benefit of shareholders; (vi) whether and how the Board relied on comparisons of services to be rendered to and fees to be paid by the Funds with the services provided by and the fees paid to other investment advisers or the services provided to and the fees paid by other clients of the Advisor; and (vii) any ancillary benefits derived or to be derived by the Advisor from its relationship with the Funds, such as soft dollar arrangements. The Trustees reviewed the background, qualifications, education and experience of the Advisor’s investment and operational personnel. The Trustees also considered the financial stability of the Advisor, the quality of administrative and other services provided to the Trust, the Advisor’s compliance program, and the Advisor’s role in coordinating such services and programs. The Trustees considered the purchase and redemption information for each Fund and a list of financial intermediaries offering Fund shares along with fee schedules and assets held at each intermediary and the Advisor’s Disaster Recovery Plan including the Advisor’s testing and maintenance reports. They also reviewed the applicable case law with independent counsel. Throughout the process the Independent Trustees were advised by experienced independent counsel. The Independent Trustees reviewed the Investment Advisory Agreements with management and also met in a private session with counsel at which no representatives of the Advisor were present.

Below is a summary of the discussions and findings of the Trustees in regard to their approval of the continuance of the Investment Advisory Agreements.

ALPHAMARK INVESTMENT TRUST APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Unaudited) (Continued)

(i)	The nature, extent, and quality of the services provided by the Advisor. In this regard, the Independent Trustees reviewed the services being provided to the Funds by the Advisor. They discussed the responsibilities of the Advisor under the Advisory Agreements and the Advisor’s compensation under the Advisory Agreements. The Independent Trustees reviewed the background and experience of the Advisor’s key investment and operating personnel. They noted that the Advisor has had no significant turnover and continues to provide experienced professionals to manage the operations at the Advisor. The Independent Trustees considered the compliance policies and procedures of the Advisor, including the Advisor’s Disaster Recovery Plan. After reviewing the foregoing information, the Independent Trustees concluded that the quality, extent and nature of the services provided by the Advisor to each Fund were satisfactory.

(ii)	The investment performance of the Funds and Advisor. In this regard, the Independent Trustees compared the performance of the Large Cap Fund with the performance of the S&P 500 Index, the Fund’s primary benchmark, over various periods ended May 31, 2014. It was noted by the Independent Trustees that the Large Cap Fund outperformed the S&P 500 Index for the one year period ended May 31, 2014, but underperformed the S&P 500 Index for the since inception period ended May 31, 2014. They discussed the Large Cap Fund’s periods of outperformance and underperformance over the life of the Fund. The Independent Trustees were provided with comparative performance statistics of the universe of funds categorized by Morningstar as “large cap growth” funds with under $50 million in assets, which is the category to which the Large Cap Fund has been assigned. The Independent Trustees noted that for the one year and three year periods ended June 30, 2014, the Large Cap Fund’s total returns of 29.56% and 15.22%, respectively, exceeded the total returns of 25.85% and 13.50%, respectively, for the average fund in the Morningstar large cap growth category with under $50 million in net assets. They further noted that for the five year period ended June 30, 2014, the Large Cap Fund’s average annual total return of 15.88% trailed that of the average fund in the Morningstar large cap growth category with under $50 million in assets, which returned 16.26% over the same period. The Independent Trustees reviewed performance information with respect to the Advisor’s other managed accounts with similar investment objectives, which indicated that the Large Cap Fund underperformed such other accounts for the periods ended May 31, 2014. They considered that, based on representations by the Advisor, those performance differences are primarily attributable to no fees being deducted from the other accounts performance numbers. The Independent Trustees also considered the consistency of the Advisor’s management of the Large Cap Fund with the Fund’s

ALPHAMARK INVESTMENT TRUST APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Unaudited) (Continued)

investment objective and policies. After considerable discussion, the Independent Trustees concluded that the investment performance of the Large Cap Fund has been satisfactory.

The Independent Trustees next reviewed the performance of the Small Cap Fund, which was compared to the performance of the Russell 2000 Growth Index, the Fund’s primary benchmark, over various periods ended May 31, 2014. It was noted by the Independent Trustees that the Small Cap Fund outperformed the Russell 2000 Growth Index over the one year period ended May 31, 2014, but underperformed the Russell 2000 Growth Index for the since inception period ended May 31, 2014. They discussed the Small Cap Fund’s periods of outperformance and underperformance over the life of the Fund. The Independent Trustees were also provided with comparative performance statistics of the universe of funds categorized by Morningstar as “small cap growth” funds with under $50 million in assets, which is the category to which the Small Cap Fund has been assigned. The Independent Trustees noted that for the one year period ended June 30, 2014, the Small Cap Fund’s total return of 22.79% was higher than the average return for the funds in the Morningstar small cap growth category with under $50 million in assets, which returned 22.60% over the same period. The Independent Trustees also noted that for the three and five year periods ended June 30, 2014 the Small Cap Fund’s average annual total returns of 9.57% and 18.27%, respectively, trailed the average annual total returns of 11.59% and 18.95%, respectively, for the average fund in the Morningstar small cap growth category with under $50 million in assets. The Independent Trustees reviewed performance information with respect to the Advisor’s other managed accounts with similar investment objectives, which indicated that the Small Cap Fund underperformed such other accounts for the periods ended May 31, 2014. They considered that, based on representations by the Advisor, those performance differences are primarily attributable to no fees being deducted from the other accounts performance numbers. The Independent Trustees considered the consistency of the Advisor’s management of the Small Cap Fund with the Fund’s investment objective and policies. They considered the Small Cap Fund’s investment strategy of concentrating its portfolio in 20 to 30 small capitalization companies, noting that Fund’s strategy is prone to periods of both outperformance and underperformance relative to many of its more highly diversified peers and to the small cap market indices. After further discussion, the Independent Trustees concluded that the investment performance of the Small Cap Fund has been satisfactory.

ALPHAMARK INVESTMENT TRUST APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Unaudited) (Continued)

(iii)	The costs of the services to be provided and profits to be realized by the Advisor from its relationship with the Funds. In this regard, the Independent Trustees considered the Advisor’s staffing, personnel and operations; the financial condition of the Advisor and the level of commitment to the Funds by the principals of the Advisor; the asset levels of each Fund; the overall expenses of each Fund; and the distribution arrangements for each Fund. The Independent Trustees reviewed the rate of the advisory fees paid by the Funds under the Advisory Agreements and compared them to average advisory fee ratios of similar mutual funds compiled from statistics reported by Morningstar. They also compared the total operating expense ratios of the Funds with average expense ratios of representative funds within their respective Morningstar categories. It was noted by the Independent Trustees that, although, the Large Cap Fund’s advisory fee of 1.00% was higher than the average advisory fee of 0.83%, the Large Cap Fund’s net expense ratio of 1.50% was lower than the average expense ratio for Morningstar’s large cap growth funds with under $50 million in assets, which was 1.54% per annum. The Independent Trustees also discussed the Advisor’s commitment to cap the Large Cap Fund’s ordinary operating expenses at 1.50% per annum. The Independent Trustees performed a similar comparison for the Small Cap Fund, finding that the Small Cap Fund’s advisory fee of 1.00% was higher than the average advisory fee of 0.90% and the Fund’s net expense ratio of 1.50% was lower than the average expense ratio of 1.51% for Morningstar’s small cap growth funds with under $50 million in assets. The Independent Trustees also discussed the Advisor’s commitment to cap the Small Cap Fund’s ordinary operating expenses at 1.50% per annum.

The Independent Trustees then considered the Advisor’s analysis of its revenues and expenses with respect to its services provided to each Fund for periods ended May 31, 2014. The Independent Trustees took into account that the Advisor has received only a portion of its advisory fees with respect to its services to the Funds in order to maintain each Fund’s 1.50% per annum expense cap. It was noted by the Independent Trustees that, after deducting a reasonable allocation for employee salary and benefits from the advisory fees collected, the Advisor has yet to realize any profits for such services to each Fund.

The Independent Trustees reviewed the balance sheet of the Advisor as of March 31, 2014. They also considered the Advisor’s representation that no material changes have occurred to the Advisor’s financial condition since the balance sheet date. The Independent Trustees concluded that the Advisor has adequate financial resources to continue serving as the Funds’ investment adviser. The Independent Trustees considered the “fallout benefits” to the Advisor, including the additional

ALPHAMARK INVESTMENT TRUST APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Unaudited) (Continued)

exposure the Advisor has received as a result of managing the Funds. After a full discussion and consideration of the foregoing, the Independent Trustees concluded that the fees paid by each Fund to the Advisor are reasonable in light of the quality of the services received.

(iv)	The extent to which economies of scale would be realized as the Funds grow and whether advisory fee levels reflect these economies of scale for the benefit of the Funds’ investors. The Independent Trustees considered the current net assets for each Fund and discussed the expense cap arrangements between the Trust and the Advisor. The Independent Trustees noted that each Fund has grown its assets to the point where the Advisor is currently collecting a portion of its advisory fee. They also noted that the Funds will need to realize additional growth in assets before the Advisor will begin collecting its full advisory fees from the Funds. The Independent Trustees concluded that, at the Funds’ current asset levels, it would not be relevant to consider the extent to which economies of scale are being realized and that it is not necessary or appropriate at this time to consider adding fee breakpoints to the advisory fee schedules for the Funds.

In conclusion, the Trustees did not identify any single factor as all-important or controlling in their determination to approve the Investment Advisory Agreements. The Trustees, including all of the Independent Trustees, concluded that the terms of each Investment Advisory Agreement were fair and reasonable, that the Advisor’s fees were reasonable in light of the services provided to the Funds and the benefits received by the Advisor, and that continuance of the Investment Advisory Agreements is in the best interests of each Fund and its shareholders.

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ALPHAMARK INVESTMENT TRUST
Investment Adviser

AlphaMark Advisors, LLC
250 Grandview Drive, Suite 175
 Fort Mitchell, Kentucky 41017

Administrator

Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707
 1-866-420-3350

Legal Counsel

Sullivan & Worcester LLP
One Post Office Square
 Boston, Massachusetts 02109

Distributor

Ultimus Fund Distributors, LLC
225 Pictoria Drive, Suite 450
 Cincinnati, Ohio 45246

Custodian

US Bank NA
425 Walnut Street
 Cincinnati, OH 45202

Board of Trustees

John W. Hopper, Jr., Chairman
C. Christopher Muth
T. Brian Brockhoff
 Michael L. Simon

Officers

Michael L. Simon, President
Christian A. Lucas, Vice President
Robert G. Dorsey, Vice President
Theresa M. Bridge, Treasurer
Wade R. Bridge, Secretary
 Anne M. Haggerty, Chief Compliance Officer

Item 2.  Code of Ethics.
As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  Pursuant to Item 12(a)(1), a copy of registrant's code of ethics is filed as an exhibit to this Form N-CSR.  During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.
Item 3.  Audit Committee Financial Expert.
The registrant's board of trustees has determined that the registrant does not have an audit committee financial expert serving on its audit committee.  The audit committee determined that, although none of its members meet the technical definition of an audit committee financial expert, the members have sufficient financial expertise to address any issues that are likely to come before the committee.
Item 4.  Principal Accountant Fees and Services.
(a)	Audit Fees. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $23,000 and $23,000 with respect to the registrant's fiscal years ended August 31, 2014 and 2013, respectively.
(b)	Audit-Related Fees. No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item.
(c)	Tax Fees. The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $5,000 and $5,000 with respect to the registrant's fiscal years ended August 31, 2014 and 2013, respectively. The services comprising these fees are the preparation of the registrant's federal income and excise tax returns.
(d)	All Other Fees. No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.
(e)(1)	The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.
(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Less than 50% of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.
(g)	With respect to the fiscal years ended August 31, 2014 and 2013, aggregate non-audit fees of $5,000 and $5,000, respectively, were billed by the registrant's principal accountant for services rendered to the registrant. No non-audit fees were billed in either of the last two fiscal years by the registrant's principal accountant for services rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
(h)	The principal accountant has not provided any non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.
Item 5.  Audit Committee of Listed Registrants.
Not applicable
Item 6.  Schedule of Investments.
(a)	Not applicable [schedule filed with Item 1]
(b)	Not applicable
Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable
Item 8.  Portfolio Managers of Closed-End Management Investment Companies.
Not applicable
Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable

Item 10.  Submission of Matters to a Vote of Security Holders.
The registrant's Committee of Independent Trustees shall review shareholder recommendations for nominations to fill vacancies on the registrant's board of trustees if such recommendations are submitted in writing and addressed to the Committee at the registrant's offices.  The Committee may adopt, by resolution, a policy regarding its procedures for considering candidates for the board of trustees, including any recommended by shareholders.
Item 11.  Controls and Procedures.
(a)  Based on their evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant's principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.
(b)  There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.
Item 12.  Exhibits.
File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.
(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit:  Attached hereto
(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto
(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons:  Not applicable
(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)):  Attached hereto
Exhibit 99.CODE ETH	Code of Ethics
Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act
Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant)    AlphaMark Investment Trust
By (Signature and Title)*		/s/ Michael L. Simon
Michael L. Simon, President

Date	November 4, 2014
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By (Signature and Title)*		/s/ Michael L. Simon
Michael L. Simon, President

Date	November 4, 2014

By (Signature and Title)*		/s/ Theresa M. Bridge
Theresa M. Bridge, Treasurer

Date	November 4, 2014
* Print the name and title of each signing officer under his or her signature.